ACQUISITIONS	6 Months Ended
Mar. 31, 2026
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
ACQUISITIONS

Note 4 — ACQUISITIONS

On September 22, 2025, the Company, through its wholly-owned subsidiary WFOE (the “Purchaser”), entered into a Sale Purchase Agreement (the “SPA”) with Liu Peng (the 51% equity interest holder of Celnet BJ) and Celnet BJ (the “Target Company”), to acquire 51% of the equity interests of Celnet BJ. Celnet BJ was incorporated in Beijing on April 19, 2012, and its principal activities include CRM development services. The acquisition was completed on October 29, 2025 (the “Acquisition Date”), and as a result, Celnet BJ and its wholly-owned subsidiary Celnet Technology (HK) Limited (“Celnet HK”) became subsidiaries of the Company. The Company completed this business combination primarily to achieve strategic and operational objectives consistent with the Company’s long-term growth strategy.

The SPA contains certain provisions regarding Variable Consideration, Performance Compensation, and Stock Incentive arrangements. However, there are no specific performance conditions attached to these arrangements and the terms are unilaterally determined by the Purchaser, with Celnet BJ in a purely passive role. These provisions are intended solely as protective clauses, and both parties have reached a consensus that there will be no future related settlements. Therefore, management does not view these amounts as part of the agreed consideration for the acquisition and no contingent consideration has been recognized in accordance with ASC 805-30-25-5.

Pursuant to the SPA, the total fixed consideration for the acquisition is RMB 5,236,680 in cash (approximately $736,461). Of this amount, RMB 3,000,000 (approximately $422,654) was paid in two installments on September 25, 2025 and November 11, 2025. The remaining fixed consideration of RMB 2,236,680 (approximately $315,122) is deferred and payable in two phases: RMB 1,118,340 (approximately $157,561) due by December 31, 2026, and RMB 1,118,340 (approximately $157,561) due by December 31, 2027.

Under ASC 805-30-30-7, the consideration transferred is measured at fair value, which includes the fair value of the cash transferred at the acquisition date and the fair value of the deferred cash consideration to be paid in the future. The Company discounted the deferred payments to their present values as of the Acquisition Date using a discount rate of 0.271% per month, derived from the average of the 1-year LPR and 5-year LPR as of the acquisition date (annualized and converted to a monthly rate). The Company elected to use this blended rate as a reasonable proxy for its incremental borrowing rate, given that the Company does not have an existing borrowing facility with a maturity profile comparable to the deferred payment schedule. The Company also considered that its credit profile does not differ materially from the reference rate benchmark, and no adjustment for company-specific credit risk was deemed necessary based on the Company’s credit standing and the short-term nature of the deferred payment period.

The fair value of the total consideration transferred as of Acquisition Date is calculated as follows:

Consideration
Cash paid near closing (September 25 & November 11, 2025)	$422,654
Present value of deferred consideration - Phase 1 (RMB 1,118,340, undiscounted, due December 31, 2026, 14 months from the acquisition date)	151,703
Present value of deferred consideration - Phase 2 (RMB 1,118,340, undiscounted, due December 31, 2027, 26 months from the acquisition date)	146,858
Fair value of total consideration	$721,215

The difference between the nominal amount of the deferred consideration (US$315,122 or RMB 2,236,680) and its present value (US$298,561 or RMB 2,119,127) represents a financing component (US$16,561 or RMB 117,553), which will be recognized as interest expense over the deferred payment period using the effective interest method.

The acquisition of Celnet BJ was accounted for as a business combination in accordance with ASC 805. The Company, with the assistance of an independent third-party valuation firm, measures the fair value of the acquired identifiable assets and liabilities assumed on the Acquisition Date. The fair value of customer relationship was estimated using the multi-period excess earnings method. Key assumptions and estimates used in deriving the projected cash flows are forecasted revenue, earnings before income tax (“EBIT”) margin, and discount rate. Fair value of the non-controlling interests was determined by using discount cash flow method. Key assumptions and estimates used are forecasted revenue, EBIT margin, discount rate and volatility.

The allocation of consideration of the assets acquired and liabilities assumed based on their fair value was as follows:

Celnet
Fair value of consideration transferred (51% interest)	$721,215
Fair value of non-controlling interests (49% interest)	692,932
Total fair value	1,414,147

Fair value of the assets acquired and the liabilities assumed (100%)
Identifiable assets acquired:
Cash	58,651
Accounts receivable, net	663,635
Contract assets	325,726
Prepaid expenses and other current assets	51,700
Property and equipment, net	5,299
Operating lease right-of-use assets	106,239
Intangible assets, net	471,600
Deferred tax assets, net	149,463
Total assets acquired	1,832,313
Liabilities assumed:
Short-term loans	309,946
Long-term loans - current	65,957
Accounts payable	30,889
Contract liabilities	109,000
Accrued expenses and other current liabilities	125,558
Payroll payable	471,370
Amounts due to related parties	426,713
Operating lease liabilities - current	51,844
Operating lease liabilities - non-current	49,907
Total liabilities assumed	1,641,184
Fair value of net identifiable net assets acquired	191,129

Goodwill	$1,223,018

As of the date of acquisition, the intangible assets acquired and estimated useful lives were as follows:

	Estimated useful life	Fair values at Closing
Customer relationship	5 years	471,600

Goodwill includes amounts attributable to both the controlling interest and non-controlling interest, recognized in accordance with the full goodwill method under U.S. GAAP. Goodwill attributable to the Company’s controlling interest amounted to approximately $692,930 as of March 31, 2026. The Company had one reporting unit, PaaS and SaaS products, prior to the acquisition of Celnet. The acquisition of Celnet is expected to enhance the Company’s enterprise SaaS capabilities, strengthen its AI-driven innovation, and accelerate its growth in customer relationship management (CRM) services. As a result, goodwill recorded in the acquisition is assigned to the PaaS and SaaS products reporting unit. The transaction is considered a non-taxable business combination and the goodwill is not deductible for tax purposes.

The amount of revenue, net income and net income attribute to the Company of Celnet included in the Company’s consolidated statements of operations and comprehensive loss from the Acquisition Date to March 31, 2026 were $1,397,423, $127,916 and $65,237, respectively.

The following unaudited pro forma consolidated financial information for the six months ended March 31, 2026 and 2025 are presented as if the acquisition had occurred at October 1, 2024.

	Celnet
	For the six months	For the six months
	ended March 31, 2026	ended March 31, 2025
	Unaudited	Unaudited
Revenue	1,500,252	1,148,208
Net income	40,439	133,303
Net income attributable to Youxin Technology Ltd’s shareholders	20,624	67,985

These unaudited pro forma amounts are presented for informational purposes only and do not necessarily reflect the results that would have occurred had the acquisition been completed at the beginning of the periods presented, nor are they indicative of future operating results. There is no material, nonrecurring unaudited pro forma adjustments directly attributable to the business combination included in the reported unaudited pro forma revenue and net income.